UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06540

Name of Fund:  MuniYield Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 -   Report to Stockholders



Semi-Annual Report
April 30, 2006


MuniYield Insured Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniYield Insured Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.



Proxy Results


During the six-month period ended April 30, 2006, MuniYield Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:              Robert C. Doll, Jr.       64,110,701         1,268,085
                                               Kenneth A. Froot          64,120,536         1,258,250
                                               Joe Grills                64,105,134         1,273,652
                                               Herbert I. London         64,116,684         1,262,102
                                               Roberta Cooper Ramo       64,126,233         1,252,553


During the six-month period ended April 30, 2006, MuniYield Insured Fund,
Inc.'s Preferred Stock shareholders (Series A - I) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors:     Robert C. Doll, Jr.         20,982              423
                                               James H. Bodurtha           20,983              422
                                               Kenneth A. Froot            20,983              422
                                               Joe Grills                  20,981              424
                                               Herbert I. London           20,981              424
                                               Roberta Cooper Ramo         20,983              422
                                               Robert S. Salomon, Jr.      20,981              424



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund continued to provide shareholders with an above-average level of income and posted a total return for the period that outpaced that of its comparable Lipper category average.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period, with much of the increase occurring in March and April 2006. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds target rate to 4.75% at period-end (and to 5% shortly after on May 10). In response, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 41 basis points (.41%) to 5.17% and 10-year U.S. Treasury note yields rose 50 basis points to 5.07%, the highest level since May 2002.

While the municipal yield curve also flattened during the period, a significant decline in new issuance allowed municipal bond prices to improve slightly or decline much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell six basis points to 4.53% while AAA-rated issues maturing in 10 years saw their yields rise 16 basis points to 4.08%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of more than 13% compared to 2004. Over the past six months, $170 billion in long-term municipal bonds was issued, a decline of 8.6% versus the same period a year earlier.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, long-term municipal bond funds received net new monies of $5.0 billion in 2005 - a sharp reversal from the $3.7 billion outflow in 2004. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, average weekly cash flows into long-term municipal bond funds averaged over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield Insured Fund, Inc. had net annualized yields of 5.64% and 5.85%, based on a period-end per share net asset value of $14.85 and a per share market price of $14.31, respectively, and $.415 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.28%, based on a change in per share net asset value from $15.27 to $14.85, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +1.94% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The Fund's outperformance can be attributed to a few factors, including positive security selection, favorable timing and our focus on the long end of the municipal yield curve. Furthermore, the Fund's slightly longer maturity compared to its peers proved advantageous, as it allowed the portfolio to maintain an above-average yield, which added to incremental total return. As the yield curve continued to flatten considerably over the six-month period, long-term bonds outperformed short-term issues, and our focus on this sector of the curve enhanced Fund results.



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We maintained our focus on protecting the Fund's net asset value and providing shareholders with an above-average level of income. To that end, we continued to target additional yield for the portfolio by investing in longer-dated bonds.

The recent slowdown in new bond issuance has led to a narrowing of credit spreads between municipal bonds issued by high-tax states and those issued by low-tax states. For that reason, we pursued a more beneficial strategy of purchasing high-quality bonds issued by the high-tax states as opposed to bonds issued by low-tax states. Because of the relatively high income taxes imposed by these states, their securities typically meet with strong retail demand, which in turn creates a solid technical market, leading to better liquidity. We participated in these transactions in such high-tax states as California, New York and New Jersey. We also continued to sell short-maturity prerefunded bonds to capture their market appreciation and avoid the negative price amortization associated with shorter-maturity issues. We used the proceeds from our sales to purchase premium-couponed issues in the 25-year - 30-year maturity range.

Importantly, the Fund continued to be fully invested throughout the period, consistent with our goal of maintaining an attractive level of income.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.53% for Series A, 2.47% for Series B, 2.37% for Series C, 2.68% for Series D, 2.41% for Series E, 2.53% for Series F, 2.26% for Series G, 2.36% for Series H and 2.28% for Series I. The Fed's interest rate hikes continue to have a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period (and 25 basis points more on May 10). We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.32% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a positive stance on interest rate risk. We maintain a favorable outlook for the municipal market, based on declining issuance and increasing demand on the part of high net worth investors, U.S. subsidiaries of foreign banks and larger U.S. banking corporations that have merged and are seeking tax-exempt income.

After 16 consecutive interest rate hikes, we believe the Fed is prepared to pause in order to assess the impact that its measured monetary tightening campaign has had on economic growth and inflation. However, if there are additional rate increases, we would expect the municipal yield curve to steepen in the short term, particularly relative to the very flat U.S. Treasury yield curve, which should continue to provide attractive opportunities on the long end.

Against this backdrop, we intend to continue to look for maturities in the 25-year area and to favor a neutral to slightly long portfolio duration, which we believe offers the benefit of incremental yield. We remain committed to our strategy of investing in high-quality bonds issued by high-tax states. Ultimately, we expect that above-average yields will provide competitive Fund returns over time.


William R. Bock
Vice President and Portfolio Manager


May 16, 2006



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



The Benefits and Risks of Leveraging


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 12.22%, before the deduction of Preferred Stock.



Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Portfolio Information as of April 30, 2006


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                           83.6%
AA/Aa                                              3.4
A/A                                                8.3
BBB/Baa                                            1.6
NR (Not Rated)                                     2.8
Other*                                             0.3

 * Includes portfolio holdings in variable rate demand notes.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Officers & Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYI


Effective January 1, 2006, Stephen B. Swensrud retired as Director of MuniYield Insured Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Schedule of Investments                                          (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Alaska--0.4%

 $ 3,695   Alaska Energy Authority, Power Revenue
             Refunding Bonds (Bradley Lake), Fourth Series,
             6% due 7/01/2018 (g)                                   $     4,217

Arizona--2.2%

  21,355   Downtown Phoenix Hotel Corporation, Arizona,
             Revenue Bonds, Senior Series A, 5%
             due 7/01/2036 (c)                                           21,847

California--36.0%

  10,000   Alameda Corridor Transportation Authority,
             California, Capital Appreciation Revenue
             Refunding Bonds, Subordinate Lien, Series A,
             5.40% due 10/01/2012 (a)(l)                                  7,624
   5,000   Antioch, California, Public Finance Authority, Lease
             Revenue Refunding Bonds (Municipal Facilities
             Project), Series A, 5.50% due 1/01/2032 (b)                  5,312
  10,000   California Infrastructure and Economic Development
             Bank, Bay Area Toll Bridges Revenue Bonds,
             First Lien, Series A, 5% due 7/01/2025 (c)(i)               10,785
           California State, GO, DRIVERS (b)(j):
   7,450       Series 556, 6.878% due 11/01/2011                          8,610
   6,450       Series 557, 6.878% due 4/01/2012                           7,453
           California State Public Works Board, Lease
             Revenue Bonds:
   5,500       (Department of Corrections), Series C, 5.25%
               due 6/01/2028                                              5,702
   3,755       (Department of General Services), Series D,
               5.25% due 6/01/2028                                        3,892
   5,250       (Department of Mental Health--Coalinga
               State Hospital), Series A, 5.125% due 6/01/2029            5,380
  12,000   California State, Various Purpose, GO, 5.25%
             due 11/01/2029                                              12,529
  32,000   California State, Various Purpose, GO, Refunding,
             5% due 6/01/2034 (d)                                        32,775
   7,740   California Statewide Communities Development
             Authority, Health Facility Revenue Bonds (Memorial
             Health Services), Series A, 6% due 10/01/2023                8,405
   4,205   California Statewide Communities Development
             Authority, Water Revenue Bonds (Pooled Financing
             Program), Series C, 5.25% due 10/01/2034 (g)                 4,411
   4,500   Coronado, California, Community Development
             Agency, Tax Allocation Bonds (Coronado Community
             Development Project), 5% due 9/01/2035 (a)                   4,611
   7,500   Desert Sands, California, Unified School District,
             GO (Election of 2001), 5% due 6/01/2029 (g)                  7,731
   5,800   Fairfield-Suisun, California, Unified School District,
             GO (Election of 2002), 5.50% due 8/01/2028 (b)               6,292
   5,015   Gavilan, California, Joint Community College District,
             GO, DRIVERS, Series 587-Z, 6.878%
             due 8/01/2012 (a)(j)                                         5,865



    Face
  Amount   Municipal Bonds                                              Value

California (concluded)

 $30,000   Golden State Tobacco Securitization Corporation
             of California, Tobacco Settlement Revenue
             Refunding Bonds, Series A, 5% due 6/01/2035 (c)        $    30,659
  13,155   Huntington Beach, California, Union High School
             District, GO (Election of 2004), 5%
             due 8/01/2029 (g)                                           13,567
   1,000   Long Beach, California, Harbor Revenue Refunding
             Bonds, AMT, Series B, 5.20% due 5/15/2027 (b)                1,035
   1,000   Los Angeles, California, Department of Water and
             Power, Waterworks Revenue Bonds, Sub-Series A-1,
             5% due 7/01/2040 (a)                                         1,028
   5,000   Los Angeles, California, Harbor Department Revenue
             Bonds, RITR, AMT, Series RI-7, 8.255%
             due 11/01/2026 (b)(j)                                        5,221
  41,050   Los Angeles, California, Unified School District, GO,
             Series A, 5% due 1/01/2028 (b)                              42,427
           Los Angeles, California, Water and Power Revenue
             Bonds (Power System) (g):
  12,775       Series B, 5% due 7/01/2035                                13,107
  27,000       Sub-Series A-1, 5% due 7/01/2035 (a)                      27,860
  12,000   Metropolitan Water District of Southern California,
             Waterworks Revenue Bonds, Series A, 5%
             due 7/01/2035 (g)                                           12,410
   4,730   Port of Oakland, California, DRIVERS, AMT,
             Series 839Z, 6.609% due 11/01/2010 (c)(j)                    5,207
     145   Port of Oakland, California, Revenue Bonds, AMT,
             Series K, 5.75% due 11/01/2021 (c)                             153
   7,000   Port of Oakland, California, Trust Receipts, Revenue
             Bonds, AMT, Class R, Series K, 7.39%
             due 11/01/2021 (c)(j)                                        7,797
  10,000   Riverside County, California, Public Financing
             Authority, Tax Allocation Revenue Bonds
             (Redevelopment Projects), 5% due 10/01/2035 (e)             10,213
   7,090   San Diego, California, Unified School District, GO
             (Election of 1998), Series F, 5% due 7/01/2029 (g)           7,310
  12,290   Simi Valley, California, Unified School District, GO
             (Election of 2004), Series B, 5% due 8/01/2030 (c)          12,713
   8,310   Stockton, California, Public Financing Authority,
             Lease Revenue Bonds (Parking & Capital Projects),
             5.25% due 9/01/2034 (c)                                      8,735
  10,000   Tustin, California, Unified School District, Senior
             Lien Special Tax Bonds (Community Facilities
             District Number 97-1), Series A, 5%
             due 9/01/2032 (g)                                           10,214
  12,515   University of California Revenue Bonds, Series G,
             4.75% due 5/15/2035 (c)                                     12,495



Portfolio Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Schedule of Investments (continued)                              (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Colorado--1.2%

 $ 1,690   Arkansas River Power Authority, Colorado, Power
             Improvement Revenue Bonds, 5.25%
             due 10/01/2032 (e)                                     $     1,793
  10,000   Denver, Colorado, Convention Center Hotel
             Authority, Senior Revenue Refunding Bonds,
             5% due 12/01/2030 (e)                                       10,297

Florida--2.4%

   5,375   Miami-Dade County, Florida, Aviation Revenue
             Bonds, RIB, AMT, Series 1054-X, 6.65%
             due 10/01/2025 (c)(j)                                        5,888
   1,000   Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport),
             AMT, 5.375% due 10/01/2027 (c)                               1,042
           Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System):
   5,000       5.625% due 11/15/2032                                      5,272
   7,895       Series B, 4.75% due 11/15/2036                             7,647
   3,900   Sarasota County, Florida, Public Hospital Board,
             Hospital Revenue Bonds (Sarasota Memorial
             Hospital), VRDN, Series A, 3.70%
             due 7/01/2037 (a)(h)                                         3,900

Georgia--4.1%

           Atlanta, Georgia, Airport General Revenue
             Refunding Bonds (g):
  26,500       AMT, Series A, 5.125% due 1/01/2030                       27,127
  12,500       Series B, 5.25% due 1/01/2033                             13,126
   1,000   Cobb County, Georgia, Development Authority
             Revenue Bonds (KSU Town Point Real Estate
             Foundation, LLC Project), Series A, 5%
             due 7/15/2026 (d)                                            1,035

Hawaii--0.2%

   2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)           2,137

Illinois--9.0%

           Chicago, Illinois, O'Hare International Airport Revenue
             Bonds, AMT:
  13,115       DRIVERS, Series 368, 7.837% due 7/01/2011 (b)(j)          15,840
   8,600       DRIVERS, Series 369, 7.837% due 7/01/2011 (e)(j)          10,351
  16,685       Third Lien, Series B-2, 5.25% due 1/01/2027 (b)           17,183
           Chicago, Illinois, O'Hare International Airport, Revenue
             Refunding Bonds, AMT:
   8,200       DRIVERS, Series 653-Z, 6.338%
               due 1/01/2012 (g)(j)                                       8,615
   1,500       Third Lien, Series C-2, 5.25% due 1/01/2034 (e)            1,538
   5,000   Cook County, Illinois, GO, Refunding, Series A, 4.75%
             due 11/15/2031                                               5,012
           Illinois State, GO (a):
   5,000       5% due 4/01/2028                                           5,167
  12,600       5% due 4/01/2030                                          13,012
   6,035   McLean and Woodford Counties, Illinois, Community
             Unit, School District Number 005, GO, Refunding,
             6.375% due 12/01/2016 (g)                                    6,789
   4,800   Metropolitan Pier and Exposition Authority, Illinois,
             Dedicated State Tax Revenue Refunding Bonds
             (McCormick Place Expansion Project), Series B,
             5.75% due 6/15/2023 (b)                                      5,244
   1,000   Regional Transportation Authority, Illinois, Revenue
             Bonds, Series C, 7.75% due 6/01/2020 (c)                     1,336



    Face
  Amount   Municipal Bonds                                              Value

Indiana--5.7%

 $ 2,250   Indiana Health Facilities Financing Authority, Hospital
             Revenue Bonds (Deaconess Hospital Obligated
             Group), Series A, 5.375% due 3/01/2034 (a)             $     2,368
           Indiana Transportation Finance Authority, Highway
             Revenue Bonds, Series A:
   3,000       5.25% due 6/01/2026 (c)                                    3,173
   3,750       5% due 6/01/2028 (g)                                       3,844
  14,000       5.25% due 6/01/2028 (c)                                   14,783
  20,000       5.25% due 6/01/2029 (c)                                   21,104
   2,705   Indianapolis, Indiana, Local Public Improvement Bond
             Bank, Revenue Bonds (Waterworks Project), Series A,
             5.125% due 7/01/2027 (b)                                     2,790
           Indianapolis, Indiana, Local Public Improvement Bond
             Bank, Revenue Refunding Bonds (Indianapolis
             Airport Authority Project), AMT, Series B (b):
   2,000       5.25% due 1/01/2028                                        2,088
   6,525       5.25% due 1/01/2030                                        6,801

Iowa--1.9%

  19,000   Des Moines, Iowa, Metropolitan Wastewater
             Reclamation Authority, Sewer Revenue Bonds,
             Series B, 5% due 6/01/2034 (b)                              19,508

Louisiana--3.5%

   3,750   Louisiana Local Government, Environmental Facilities,
             Community Development Authority Revenue Bonds
             (Capital Projects and Equipment Acquisition),
             Series A, 6.30% due 7/01/2030 (a)                            4,153
   6,615   Louisiana Public Facilities Authority, Hospital Revenue
             Bonds (Franciscan Missionaries of Our Lady Health
             System, Inc.), Series A, 5.25% due 8/15/2036                 6,722
   7,500   Louisiana Public Facilities Authority, Revenue
             Refunding Bonds, DRIVERS, Series 1025,
             6.368% due 7/01/2012 (b)(j)                                  8,126
  11,900   Louisiana State, Gas and Fuels Tax Revenue Bonds,
             Series A, 5% due 5/01/2022 (c)                              12,310
   3,545   New Orleans, Louisiana, GO (Public Improvements),
             5% due 10/01/2033 (b)                                        3,590

Maryland--1.3%

  12,500   Maryland State Health and Higher Educational
             Facilities Authority, Revenue Refunding Bonds
             (Peninsula Regional Medical Center), 5%
             due 7/01/2036                                               12,618

Massachusetts--6.4%

   2,500   Massachusetts State, HFA, Housing Development
             Revenue Refunding Bonds, Series B, 5.40%
             due 12/01/2028 (b)                                           2,540
  15,000   Massachusetts State, HFA, Rental Housing Mortgage
             Revenue Bonds, AMT, Series A, 5.15%
             due 7/01/2026 (g)                                           14,951
   7,550   Massachusetts State Port Authority Revenue Bonds,
             Series A, 5% due 7/01/2033 (b)                               7,737
  16,675   Massachusetts State School Building Authority,
             Dedicated Sales Tax Revenue Bonds, Series A, 5%
             due 8/15/2030 (g)                                           17,276
           Massachusetts State Special Obligation Dedicated
             Tax Revenue Bonds (c)(f):
  10,160       5.25% due 1/01/2014                                       10,894
  10,000       5.75% due 1/01/2014                                       11,049



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Schedule of Investments (continued)                              (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Michigan--2.8%

           Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds, DRIVERS, AMT (e)(j):
 $ 2,500       Series 857Z, 7.138% due 3/01/2010                    $     2,762
   4,000       Series 858Z, 6.838% due 12/01/2011                         4,457
  20,000   Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT, 5% due 12/01/2029 (b)                                  20,288

Minnesota--0.5%

   5,000   Rochester, Minnesota, Health Care Facilities Revenue
             Bonds (Mayo Clinic), 5% due 11/15/2036                       5,119

Missouri--0.0%

     160   Missouri State Housing Development Commission,
             S/F Mortgage Revenue Bonds (Homeowner Loan),
             AMT, Series C-1, 7.15% due 3/01/2032 (k)                       165

Nebraska--1.8%

  10,435   Nebraska Public Power District Revenue Bonds,
             Series A, 5% due 1/01/2035 (a)                              10,693
   6,780   Omaha Convention Hotel Corporation, Nebraska,
             Convention Center Revenue Bonds, First Tier,
             Series A, 5.125% due 4/01/2032 (a)                           6,962

Nevada--7.7%

  25,000   Clark County, Nevada, Airport System Subordinate
             Lien Revenue Bonds, Series A-2, 5%
             due 7/01/2030 (c)                                           25,554
   6,337   Clark County, Nevada, IDR, RIB, AMT, Series 1181,
             6.40% due 7/01/2034 (a)(j)                                   6,770
   6,000   Henderson, Nevada, Health Care Facilities Revenue
             Bonds (Catholic Healthcare West), Series A, 5.625%
             due 7/01/2024                                                6,319
   5,000   Humboldt County, Nevada, PCR, Refunding (Sierra
             Pacific Project), 6.55% due 10/01/2013 (a)                   5,144
   1,165   Reno, Nevada, Capital Improvement Revenue Bonds,
             5.50% due 6/01/2019 (c)                                      1,247
           Washoe County, Nevada, Gas Facilities Revenue Bonds
             (Sierra Pacific Power Company), AMT:
  15,000       6.65% due 12/01/2017 (a)                                  15,035
   5,000       6.55% due 9/01/2020 (b)                                    5,104
   6,550   Washoe County, Nevada, Water and Sewer, GO, 5%
             due 1/01/2031 (b)                                            6,747
   5,000   Washoe County, Nevada, Water Facility Revenue Bonds
             (Sierra Pacific Power Company), AMT, 6.65%
             due 6/01/2017 (b)                                            5,177

New Jersey--5.9%

  16,000   Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A, 5.75% due 11/01/2028 (g)                          18,737
           New Jersey EDA, Cigarette Tax Revenue Bonds:
   3,060       5.75% due 6/15/2029                                        3,232
   2,610       5.50% due 6/15/2031                                        2,703
  14,135       5.75% due 6/15/2034                                       14,854
  14,830   New Jersey EDA, Revenue Bonds, DRIVERS,
             Series 785-Z, 6.391% due 7/01/2012 (b)(j)                   16,575
           Newark, New Jersey, Housing Authority, Port
             Authority--Port Newark Marine Terminal
             Additional Rent-Backed Revenue Bonds (City of
             Newark Redevelopment Projects) (b):
   1,500       5.50% due 1/01/2027                                        1,613
   1,380       5.50% due 1/01/2028                                        1,484



    Face
  Amount   Municipal Bonds                                              Value

New Mexico--0.2%

 $ 1,605   New Mexico Educational Assistance Foundation,
             Student Loan Revenue Refunding Bonds (Student
             Loan Program), AMT, First Sub-Series A-2, 6.65%
             due 11/01/2025                                         $     1,620
     485   New Mexico Mortgage Finance Authority, S/F
             Mortgage Revenue Bonds, AMT, Series C-2,
             6.95% due 9/01/2031 (k)                                        489

New York--26.7%

  10,250   Long Island Power Authority, New York, Electric
             System Revenue Bonds, Series A, 5.10%
             due 9/01/2029                                               10,577
  12,500   Metropolitan Transportation Authority, New York,
             Commuter Facilities Revenue Refunding Bonds,
             Series B, 5.125% due 7/01/2024 (a)(i)                       12,940
  11,395   Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds, Series A, 5%
             due 11/15/2030 (g)                                          11,671
  11,250   Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series F,
             5% due 11/15/2030                                           11,517
  65,000   New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System,
             Revenue Refunding Bonds, Series B, 5%
             due 6/15/2036 (g)                                           66,878
           New York City, New York, GO:
   1,880       Series B, 5.875% due 8/01/2016 (b)                         2,044
  10,000       Series J, 5.25% due 5/15/2024                             10,508
   1,000       Series J, 5.25% due 5/15/2025                              1,054
  20,000       Series M, 5% due 4/01/2030 (m)                            20,624
   7,200       Series O, 5% due 6/01/2030                                 7,356
   6,000   New York City, New York, GO, Sub-Series C-1, 5.25%
             due 8/15/2026                                                6,313
   8,055   New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A, 5%
             due 10/15/2032 (a)                                           8,336
  31,000   New York Liberty Development Corporation, Revenue
             Bonds (Goldman Sachs Headquarters), 5.25%
             due 10/01/2035                                              33,442
  11,865   New York State Dormitory Authority, Supported
             Debt Revenue Bonds (Mental Health Services
             Facilities Improvement), Series E, 5%
             due 2/15/2035                                               12,110
  10,000   New York State Mortgage Agency Revenue Bonds,
             AMT, Series 109, 4.90% due 10/01/2028                        9,957
  10,000   New York State Thruway Authority, General
             Revenue Refunding Bonds, Series G, 5%
             due 1/01/2028 (g)                                           10,357
   6,645   New York State Urban Development Corporation,
             Personal Income Tax Revenue Bonds, Series B,
             5% due 3/15/2030 (g)                                         6,861
  19,500   Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, AMT, One
             Hundred Thirty-Seventh Series, 5.125%
             due 7/15/2030 (g)                                           20,147
   3,740   Yonkers, New York, GO, Series A, 5%
             due 9/01/2031 (a)                                            3,877



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Schedule of Investments (continued)                              (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Oklahoma--0.5%

 $ 4,340   Oklahoma State IDR, Refunding, DRIVERS, Series 455,
             7.37% due 2/15/2008 (b)(j)                             $     4,892
     300   Oklahoma State Industries Authority, Revenue
             Refunding Bonds (Integris Baptist), VRDN, Series B,
             3.62% due 8/15/2029 (b)(h)                                     300

Pennsylvania--4.4%

  10,215   Commonwealth Financing Authority, Pennsylvania,
             Revenue Bonds, Series A, 5% due 6/01/2025 (g)               10,650
   7,800   Pennsylvania State Turnpike Commission, Turnpike
             Revenue Bonds, DRIVERS, Series 460-Z, 6.868%
             due 6/01/2012 (a)(j)                                         9,144
           Philadelphia, Pennsylvania, School District, GO,
             Series D (c):
  12,115       5.125% due 6/01/2034                                      12,503
   6,000       5.25% due 6/01/2034                                        6,302
   5,000   Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Bonds (Guthrie Healthcare System),
             Series B, 7.125% due 12/01/2031                              5,856

South Carolina--2.9%

           Charleston Educational Excellence Financing
             Corporation, South Carolina, Revenue Bonds
             (Charleston County School District) (m):
   3,895       5.25% due 12/01/2028                                       4,105
   3,465       5.25% due 12/01/2029                                       3,649
   1,160       5.25% due 12/01/2030                                       1,221
   1,325   South Carolina Housing Finance and Development
             Authority, Mortgage Revenue Refunding Bonds, AMT,
             Series A-2, 6.35% due 7/01/2019 (g)                          1,389
  18,030   South Carolina Transportation Infrastructure Bank
             Revenue Bonds, Series A, 5% due 10/01/2029 (a)              18,477

Tennessee--1.0%

           Tennessee HDA, Revenue Bonds (Homeownership
             Program), AMT, Series 2B:
   1,795       6.05% due 7/01/2012                                        1,800
   2,250       6.15% due 7/01/2014                                        2,257
           Tennessee HDA, Revenue Refunding Bonds
             (Homeownership Program), AMT, Series A (g):
   3,535       5.25% due 7/01/2022                                        3,617
   2,505       5.35% due 1/01/2026                                        2,563

Texas--10.3%

   1,880   Bexar, Texas, Metropolitan Water District, Waterworks
             System Revenue Refunding Bonds, 6.35%
             due 5/01/2025 (b)                                            1,903
   1,000   Dallas-Fort Worth, Texas, International Airport,
             Joint Revenue Bonds, AMT, Series A, 5%
             due 11/01/2035 (g)                                           1,002
  10,500   Dallas-Fort Worth, Texas, International Airport Revenue
             Bonds, DRIVERS, AMT, Series 353, 6.838%
             due 5/01/2011 (b)(j)                                        11,688
   7,500   Dallas-Fort Worth, Texas, International Airport Revenue
             Refunding Bonds, DRIVERS, AMT, Series 336Z,
             7.098% due 11/01/2026 (c)(j)                                 8,375
           Harris County, Houston, Texas Sports Authority, Revenue
             Refunding Bonds, Senior Lien, Series G (b):
   1,665       5.75% due 11/15/2019                                       1,796
   3,500       5.75% due 11/15/2020                                       3,775
  10,000       5.25% due 11/15/2030                                      10,359



    Face
  Amount   Municipal Bonds                                              Value

Texas--(concluded)

 $15,000   Houston, Texas, Airport System Revenue
             Refunding Bonds, RIB, Series 845X, 6.93%
             due 7/01/2030 (g)(j)                                   $    16,654
   5,450   Houston, Texas, Independent School District, GO, 5%
             due 2/15/2030 (g)                                            5,580
  15,000   North Texas Municipal Water District, Texas, Water
             System Revenue Bonds, 5% due 9/01/2031 (b)                  15,476
   4,825   Texas State Department of Housing and Community
             Affairs, S/F Mortgage Revenue Bonds, AMT, Series A,
             5.45% due 9/01/2023 (b)(k)                                   4,969
  10,000   Texas State Turnpike Authority, Central Texas Turnpike
             System Revenue Bonds, First Tier, Series A, 5.50%
             due 8/15/2039 (a)                                           10,724
  10,000   University of Texas, Financing System Revenue
             Refunding Bonds, Series B, 5% due 8/15/2031                 10,316

Vermont--0.1%

     640   Vermont HFA, S/F Housing Revenue Bonds, AMT,
             Series 12B, 6.30% due 11/01/2019 (g)                           652

Virginia--0.3%

   2,500   Halifax County, Virginia, IDA, Exempt Facility Revenue
             Refunding Bonds (Old Dominion Electric Cooperative
             Project), AMT, 5.625% due 6/01/2028 (a)                      2,689

Washington--15.2%

           Bellevue, Washington, GO, Refunding (b):
   2,545       5.25% due 12/01/2026                                       2,693
   2,455       5.25% due 12/01/2027                                       2,593
   2,850       5.25% due 12/01/2028                                       3,011
   3,000       5.25% due 12/01/2029                                       3,167
  17,600       5% due 12/01/2034                                         18,032
  18,150   Central Puget Sound Regional Transportation Authority,
             Washington, Sales and Use Tax Revenue Bonds,
             Series A, 5% due 11/01/2030 (a)                             18,667
   3,030   Chelan County, Washington, Public Utility District
             Number 001, Consolidated Revenue Bonds
             (Chelan Hydro System), AMT, Series A, 5.45%
             due 7/01/2037 (a)                                            3,169
           Chelan County, Washington, Public Utility District
             Number 001, Consolidated Revenue Refunding Bonds
             (Chelan Hydro System), AMT (b):
   6,595       Series B, 6.35% due 7/01/2026                              6,905
   6,000       Series C, 5.65% due 7/01/2032                              6,385
   3,500   Port of Seattle, Washington, Revenue Bonds, Series A,
             5.50% due 2/01/2026 (b)                                      3,691
   9,783   Port of Seattle, Washington, Revenue Refunding Bonds,
             RIB, AMT, Series 1169, 6.30% due 7/01/2029 (b)(j)           10,279
  10,000   Radford Court Properties, Washington, Student
             Housing Revenue Bonds, 5.75%
             due 6/01/2032 (b)                                           10,755
   1,720   Seattle, Washington, Drain and Wastewater Utility
             Revenue Bonds, 5.75% due 11/01/2029 (b)                      1,836
   7,380   Seattle, Washington, Water System Revenue Bonds,
             5% due 9/01/2034 (b)                                         7,556
           Skagit County, Washington, Public Hospital District,
             GO, Series A (b):
   4,945       5.25% due 12/01/2025                                       5,236
   5,450       5.25% due 12/01/2026                                       5,766



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Schedule of Investments (concluded)                              (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Washington (concluded)

 $ 7,250   Tacoma, Washington, Solid Waste Utility Revenue
             Refunding Bonds, Series B, 5.50%
             due 12/01/2019 (a)                                     $     7,494
   5,280   Washington State EDA, Lease Revenue Bonds
             (Washington Biomedical Research Properties II),
             5% due 6/01/2034 (b)                                         5,405
   7,000   Washington State Health Care Facilities Authority
             Revenue Bonds (Providence Health System),
             Series A, 5.25% due 10/01/2021 (b)                           7,270
           Washington State, GO:
  10,000       DRIVERS, Series 438Z, 7.118%
               due 1/01/2009 (b)(j)                                      11,205
  10,075       Series D, 5% due 1/01/2030 (a)                            10,418



    Face
  Amount   Municipal Bonds                                              Value

West Virginia--0.6%

 $ 5,925   Harrison County, West Virginia, County Commission
             for Solid Waste Disposal Revenue Bonds
             (Monongahela Power), AMT, Series C, 6.75%
             due 8/01/2024 (a)                                       $    5,971

Wisconsin--0.4%

   3,395   Wisconsin State Health and Educational Facilities
             Authority Revenue Bonds (Synergyhealth Inc.),
             6% due 11/15/2032                                            3,631

Total Investments (Cost--$1,519,089*)--155.6%                         1,554,605
Other Assets Less Liabilities--1.5%                                      15,158
Preferred Stock, at Redemption Value--(57.1%)                         (570,518)
                                                                    -----------
Net Assets Applicable to Common Stock--100.0%                       $   999,245
                                                                    ===========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $     1,519,262
                                                    ===============
    Gross unrealized appreciation                   $        39,957
    Gross unrealized depreciation                           (4,614)
                                                    ---------------
    Net unrealized appreciation                     $        35,343
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) CIFG Insured.

(e) XL Capital Insured.

(f) Prerefunded.

(g) FSA Insured.

(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(i) Escrowed to maturity.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) FNMA/GNMA Collateralized.

(l) Represents a step-up bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

(m) Assured Guaranty Insured.

  o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net          Dividend
    Affiliate                                     Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      --            $30


  o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:


                                                              Unrealized
                                                Notional     Appreciation
                                                 Amount     (Depreciation)

    Pay a fixed rate of 4.119% and receive
    a floating rate based on a 1-week Bond
    Market Association rate

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2026                        $  3,750,000      $107,381

    Pay a fixed rate of 4.2225% and receive
    a floating rate based on a 1-week Bond
    Market Association rate

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2026                        $  2,500,000        41,298

    Pay a fixed rate of 4.0775% and receive
    a floating rate based on a 1-week Bond
    Market Association rate

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2026                        $  3,750,000       125,865

    Pay a fixed rate of 4.371% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase Bank
    Expires July 2026                        $119,000,000     (102,459)

    Pay a fixed rate of 4.417% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires July 2026                        $  1,250,000       (7,265)

    Pay a fixed rate of 4.26% and receive a
    floating rate based on a 1-week Bond
    Market Association rate

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires July 2026                        $  1,250,000        15,481
                                                               --------
    Total                                                      $180,301
                                                               ========

    See Notes to Financial Statements.



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006


Statement of Net Assets

As of April 30, 2006
Assets

       Investments in unaffiliated securities, at value (cost--$1,519,089,136)                                    $ 1,554,605,445
       Unrealized appreciation on forward interest rate swaps                                                             290,025
       Cash                                                                                                                16,750
       Receivables:
           Securities sold                                                                     $    80,622,482
           Interest                                                                                 25,922,400        106,544,882
                                                                                               ---------------
       Prepaid expenses                                                                                                    30,264
                                                                                                                  ---------------
       Total assets                                                                                                 1,661,487,366
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on forward interest rate swaps                                                             109,724
       Payables:
           Securities purchased                                                                     90,246,949
           Investment adviser                                                                          602,485
           Dividends to Common Stock shareholders                                                      535,815
           Other affiliates                                                                             19,267         91,404,516
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             209,581
                                                                                                                  ---------------
       Total liabilities                                                                                               91,723,821
                                                                                                                  ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share
       (2,200 Series A Shares, 2,200 Series B Shares, 2,200 Series C Shares,
       2,200 Series D Shares, 4,000 Series E Shares, 2,400 Series F Shares,
       2,400 Series G Shares, 2,600 Series H Shares and 2,600 Series I Shares
       of AMPS* authorized, issued and outstanding at $25,000 per share
       liquidation preference)                                                                                        570,518,118
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                                      $   999,245,427
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

       Common Stock, par value $.10 per share (67,303,125 shares issued and outstanding)                          $     6,730,313
       Paid-in capital in excess of par                                                                               943,024,420
       Undistributed investment income--net                                                    $     6,720,377
       Undistributed realized capital gains--net                                                     7,073,707
       Unrealized appreciation--net                                                                 35,696,610
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 49,490,694
                                                                                                                  ---------------
       Total--Equivalent to $14.85 net asset value per share of Common Stock
       (market price--$14.31)                                                                                     $   999,245,427
                                                                                                                  ===============

           * Auction Market Preferred Stock.

             See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006


Statement of Operations

For the Six Months Ended April 30, 2006
Investment Income

       Interest                                                                                                   $    38,131,580
       Dividends from affiliates                                                                                           30,490
                                                                                                                  ---------------
       Total income                                                                                                    38,162,070
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,933,355
       Commission fees                                                                                 741,208
       Accounting services                                                                             192,884
       Transfer agent fees                                                                              93,944
       Professional fees                                                                                45,216
       Custodian fees                                                                                   39,436
       Printing and shareholder reports                                                                 28,453
       Directors' fees and expenses                                                                     27,938
       Listing fees                                                                                     21,141
       Pricing fees                                                                                     18,286
       Other                                                                                            53,521
                                                                                               ---------------
       Total expenses before reimbursement                                                           5,195,382
       Reimbursement of expenses                                                                       (1,720)
                                                                                               ---------------
       Total expenses after reimbursement                                                                               5,193,662
                                                                                                                  ---------------
       Investment income--net                                                                                          32,968,408
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                          9,131,424
           Forward interest rate swaps--net                                                          1,180,576         10,312,000
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (10,040,127)
           Forward interest rate swaps--net                                                        (1,085,056)       (11,125,183)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                          (813,183)
                                                                                                                  ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Investment income--net                                                                                         (6,859,458)
       Realized gain--net                                                                                             (2,997,462)
                                                                                                                  ---------------
       Total dividends and distributions to Preferred Stock shareholders                                              (9,856,920)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    22,298,305
                                                                                                                  ===============

       See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    32,968,408    $    69,818,702
       Realized gain--net                                                                           10,312,000         28,419,498
       Change in unrealized appreciation/depreciation--net                                        (11,125,183)       (42,239,480)
       Dividends and distributions to Preferred Stock shareholders                                 (9,856,920)       (12,432,230)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         22,298,305         43,566,490
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                     (28,401,919)       (64,072,574)
       Realized gains--net                                                                        (22,672,674)          (953,820)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                  (51,074,593)       (65,026,394)
                                                                                               ---------------    ---------------

Stock Transactions

       Adjustment of offering costs resulting from issuance of Preferred Stock                              --             58,387
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                         --             58,387
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                    (28,776,288)       (21,401,517)
       Beginning of period                                                                       1,028,021,715      1,049,423,232
                                                                                               ---------------    ---------------
       End of period*                                                                          $   999,245,427    $ 1,028,021,715
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     6,720,377    $     9,013,346
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006


Financial Highlights
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                      $     15.27    $    15.59   $    15.36   $    15.15   $    15.18
                                                                 -----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .49+++       1.04+++      1.04+++      1.08+++         1.07
       Realized and unrealized gain (loss)--net                         --++         (.22)          .25          .16        (.04)
       Dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.10)         (.16)        (.07)        (.08)        (.11)
           Realized gain--net                                          (.05)         (.02)           --           --         --++
                                                                 -----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .34           .64         1.22         1.16          .92
                                                                 -----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.42)         (.95)        (.97)        (.95)        (.95)
           Realized gain--net                                          (.34)         (.01)           --           --         --++
                                                                 -----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.76)         (.96)        (.97)        (.95)        (.95)
                                                                 -----------    ----------   ----------   ----------   ----------
       Offering costs resulting from the issuance of
       Preferred Stock                                                    --            --        (.02)           --           --
                                                                 -----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Stock                                        --         --***           --           --           --
                                                                 -----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                            $     14.85    $    15.27   $    15.59   $    15.36   $    15.15
                                                                 ===========    ==========   ==========   ==========   ==========
       Market price per share, end of period                     $     14.31    $    14.70   $    14.57   $    14.51   $    14.31
                                                                 ===========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                         2.28%+++++         4.54%        8.52%        8.18%        6.52%
                                                                 ===========    ==========   ==========   ==========   ==========
       Based on market price per share                            2.39%+++++         7.69%        7.36%        8.19%        1.42%
                                                                 ===========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement**                    1.03%++++++         1.01%         .95%         .94%         .97%
                                                                 ===========    ==========   ==========   ==========   ==========
       Total expenses**                                          1.03%++++++         1.01%         .95%         .95%         .97%
                                                                 ===========    ==========   ==========   ==========   ==========
       Total investment income--net**                            6.54%++++++         6.62%        6.77%        6.99%        7.16%
                                                                 ===========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders       1.36%++++++         1.05%         .51%         .49%         .73%
                                                                 ===========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                              5.18%++++++         5.57%        6.26%        6.50%        6.43%
                                                                 ===========    ==========   ==========   ==========   ==========


MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006


Financial Highlights (concluded)
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                 2.43%++++++         1.94%        1.08%        1.06%        1.53%
                                                                 ===========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                            $   999,245    $1,028,022   $1,049,423   $  953,662   $  940,852
                                                                 ===========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period
       (in thousands)                                            $   570,000    $  570,000   $  570,000   $  440,000   $  440,000
                                                                 ===========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             58.33%       123.85%      144.40%      114.05%       97.34%
                                                                 ===========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                 $     2,753    $    2,804   $    2,841   $    3,167   $    3,138
                                                                 ===========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                          $       314    $      478   $      272   $      270   $      364
                                                                 ===========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                          $       306    $      481   $      283   $      273   $      364
                                                                 ===========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                          $       294    $      502   $      251   $      268   $      360
                                                                 ===========    ==========   ==========   ==========   ==========
       Series D--Investment income--net                          $       332    $      474   $      264   $      247   $      348
                                                                 ===========    ==========   ==========   ==========   ==========
       Series E--Investment income--net                          $       299    $      471   $      259   $      240   $      352
                                                                 ===========    ==========   ==========   ==========   ==========
       Series F--Investment income--net                          $       314    $      481   $      271   $      274   $      359
                                                                 ===========    ==========   ==========   ==========   ==========
       Series G--Investment income--net                          $       280    $      487   $      269   $      304   $      545
                                                                 ===========    ==========   ==========   ==========   ==========
       Series H++++--Investment income--net                      $       293    $      493   $       63           --           --
                                                                 ===========    ==========   ==========   ==========   ==========
       Series I++++--Investment income--net                      $       283    $      498   $       65           --           --
                                                                 ===========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       *** Amount is less than $.01 per share.

        ++ Amount is less than $(.01) per share.

      ++++ Series H and Series I were issued on August 23, 2004.

    ++++++ Annualized.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair values received daily by the Fund from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006



Notes to Financial Statements (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital. Any adjustments to estimates of offering costs were recorded back to capital.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2006, FAM reimbursed the Fund in the amount of $1,720.

For the six months ended April 30, 2006, the Fund reimbursed FAM $17,062 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were $917,120,322 and $936,694,762, respectively.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2006 were as follows: Series A, 3.27%; Series B, 3.40%; Series C, 3.50%; Series D, 3.70%; Series E, 3.70%; Series F, 3.70%; Series G, 3.70%; Series H, 3.60%; and
Series I, 3.775%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2006, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, an affiliate of FAM, earned $343,632 as commissions.


5. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of .068000 per share on May 30, 2006 to shareholders of record on May 15, 2006.


MUNIYIELD INSURED FUND, INC.                                     APRIL 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Insured Fund, Inc.


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Insured Fund, Inc.


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Insured Fund, Inc.


Date: June 22, 2006